BLACKROCK GLOBAL GROWTH FUND, INC.
(the “Fund”)

SUPPLEMENT DATED DECEMBER 16, 2008
TO THE STATEMENT OF ADDITIONAL INFORMATION

Effective December 16, 2008, the following changes are made to the Fund’s Statement of Additional Information.

All references to Thomas E. Burke as a portfolio manager of the Fund are deleted.

The section entitled “Management and Advisory Arrangements” beginning on page I-12 is revised as set forth below.

The first paragraph under subsection entitled “Information Regarding the Portfolio Manager” on page I-13 is deleted in its entirety and replaced with the following:

Thomas P. Callan, CFA, and Michael D. Carey, CFA, are the Fund’s portfolio managers and are primarily responsible for the day-to-day management of the Fund’s portfolio.

The subsection entitled “Information Regarding the Portfolio Manager — Other Funds and Accounts Managed” on page I-13 is revised to add the following information with respect to the Fund as of November 18, 2008:

	Number of Other Accounts Managed			Number of Accounts and Assets for Which
	and Assets by Account Type			Advisory Fee is Performance-Based

	Registered	Other Pooled		Registered	Other Pooled
	Investment	Investment	Other	Investment	Investment	Other
Name of Portfolio Manager	Companies	Vehicles	Accounts	Companies	Vehicles	Accounts

Thomas P. Callan	11	16	4	0	1	1
	$4.3 Billion	$1.47 Billion	$233 Million	$0	$281.8 Million	$114 Million

Michael D. Carey	6	1	1	0	0	0
	$2.7 Billion	$37.8 Million	$39.8 Million	$0	$0	$0

The subsection entitled “Information Regarding the Portfolio Manager — Fund Ownership” on page I-14 is revised to replace the provided information with the following information with respect to the Fund as of November 18, 2008:

Portfolio Manager	Dollar Range

Thomas P. Callan	None
Michael D. Carey	None

19013-1207-SUP